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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549



                                   FORM 8-K



                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): August 14, 2002



                                WorldCom, Inc.

            (Exact Name of Registrant as Specified in its Charter)



            Georgia                    0-11258                 58-1521612

(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
      of Incorporation)                                  Identification Number)


                           500 Clinton Center Drive
                          Clinton, Mississippi 39056

                    (Address of Principal Executive Office)



      Registrant's telephone number, including area code: (601) 460-5600


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ITEM 7(C).  EXHIBITS.

See Exhibit Index.



ITEM 9.  REGULATION FD DISCLOSURE.

     On August 14, 2002, each of John W. Sidgmore, the chief executive officer of WorldCom, Inc. (the "Company"), and John S. Dubel, the Company's chief financial officer, filed sworn statements with the Securities and Exchange Commission (the "SEC") relating to the Company's filings under the Securities Exchange Act of 1934, as amended, as required by the SEC's Order No. 4-460 dated June 27, 2002. Copies of the sworn statements are attached as exhibits hereto.



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      WORLDCOM, INC.



Date:  August 14, 2002                By: /s/ Michael H. Salsbury
                                          ------------------------------------
                                      Name:  Michael H. Salsbury
                                      Title: Executive Vice President & General
                                             Counsel



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                                 EXHIBIT INDEX


EXHIBIT NO.                 DESCRIPTION
-----------                 -----------

99.1 Statement under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2 Statement under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings



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                                                                   EXHIBIT 99.1

    Statement Under Oath of Principal Executive Officer Regarding Facts and
                Circumstances Relating to Exchange Act Filings

     I, John W. Sidgmore, state and attest that:

          (1) On April 29, 2002, I was elected to be President and Chief Executive Officer of WorldCom, Inc.

          (2) On June 25, 2002, WorldCom, Inc. announced its intention to restate its financial statements for 2001 and the first quarter of 2002 as a result of $3.85 billion of transfers from line cost expenses to capital accounts during these periods that were not made in accordance with generally accepted accounting principles. After having been notified by WorldCom of these transfers, Andersen LLP advised WorldCom that in light of the inappropriate transfers of line costs, Andersen's audit report on the company's financial statements for 2001 and Andersen's review of the company's financial statements for the first quarter of 2002 could not be relied upon.

          (3) On August 8, 2002, WorldCom announced that its ongoing internal review of its financial statements discovered an additional $3.3 billion in improperly reported earnings before interest, taxes, depreciation and amortization (EBITDA) for 1999, 2000, 2001 and first quarter 2002, which would require WorldCom also to restate its financial statements for 2000. The additional impact of these newly reported items on pre-tax income for 1999, 2000, 2001, and first quarter 2002 is $3.83 billion.

          (4) WorldCom has asked its external auditors, KPMG LLP, to undertake a comprehensive audit of its financial statements for 2000, 2001, and 2002. A Special Investigative Committee of WorldCom's Board of Directors is overseeing an independent investigation of these matters by William R. McLucas, former Director of the Division of Enforcement for the Securities and Exchange Commission (SEC). WorldCom's accounting practices also are under investigation by the SEC, by the U.S. Attorney's Office for the Southern District of New York, and by the Examiner appointed by the Bankruptcy Court for the Southern District of New York, Richard Thornburgh, former Attorney General of the United States.

          (5) On July 21, 2002, WorldCom announced that it and substantially all of its active U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York.

          (6) Based upon the foregoing and my review of the covered reports, I cannot attest that:

               o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

               o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of


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                    a report on Form 8-K or definitive proxy materials, as of
                    the date on which it was filed).

          (7) I have reviewed the contents of this statement with WorldCom's Audit Committee.

          (8) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

               o The Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of WorldCom, Inc. filed with the Commission;

               o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of WorldCom, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

               o    any amendments to any of the foregoing.


/s/ John W. Sidgmore
--------------------
John W. Sidgmore

Dated:  August 12, 2002.


                                        Subscribed and sworn to
                                        before me this 12th day of
                                        August 2002.


                                        /s/ Dolores Vismara
                                        -------------------
                                        Notary Public

                                        My Commission Expires:

                                                  DOLORES VISMARA
                                        Notary Public District of Columbia
                                          My Commission Expires: 6/14/04



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


                                                                   EXHIBIT 99.2

    Statement Under Oath of Principal Financial Officer Regarding Facts and
                Circumstances Relating to Exchange Act Filings

     I, John S. Dubel, state and attest that:

     (1) I am a principal of AlixPartners LLC. On July 29, 2002, I was appointed Chief Financial Officer of WorldCom, Inc. on an outside contractor basis. Prior to such date, I had not been employed by WorldCom, Inc. in any capacity.

     (2) On June 25, 2002, WorldCom, Inc. announced its intention to restate its financial statements for 2001 and the first quarter of 2002 as a result of $3.85 billion of transfers from line cost expenses to capital accounts during these periods that were not made in accordance with generally accepted accounting principles. After having been notified by WorldCom of these transfers, Andersen LLP advised WorldCom that in light of the inappropriate transfers of line costs, Andersen's audit report on the company's financial statements for 2001 and Andersen's review of the company's financial statements for the first quarter of 2002 could not be relied upon.

     (3) On August 8, 2002, WorldCom announced that its ongoing internal review of its financial statements discovered an additional $3.3 billion in improperly reported earnings before interest, taxes, depreciation and amortization (EBITDA) for 1999, 2000, 2001 and first quarter 2002, which would require WorldCom also to restate its financial statements for 2000. The additional impact of these newly reported items on pre-tax income for 1999, 2000, 2001, and first quarter 2002 is $3.83 billion.

     (4) WorldCom has asked its external auditors, KPMG LLP, to undertake a comprehensive audit of its financial statements for 2000, 2001, and 2002. A Special Investigative Committee of WorldCom's Board of Directors is overseeing an investigation of these matters by William R. McLucas, former Director of the Division of Enforcement for the Securities and Exchange Commission (SEC). WorldCom's accounting practices also are under investigation by the SEC, by the U.S. Attorney's Office for the Southern District of New York, and by the Examiner appointed by the Bankruptcy Court of the Southern District of New York, Richard Thornburgh, former Attorney General of the United States.

     (5) On July 21, 2002, WorldCom announced that it and substantially all of its active U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York.

     (6) Based upon the foregoing and my review of the covered reports, I cannot attest that:

          o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made,


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               not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (7) I have reviewed the contents of this statement with WorldCom's Audit Committee.

     (8) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o The Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of WorldCom, Inc. filed with the Commission;

          o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of WorldCom, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          o    any amendments to any of the foregoing.


/s/ John S. Dubel
-----------------
John S. Dubel

Dated:  August 12, 2002.


                                        Subscribed and sworn to
                                        before me this 12th day of
                                        August 2002.


                                        /s/ Dolores Vismara
                                        -------------------
                                        Notary Public

                                        My Commission Expires:

                                                   DOLORES VISMARA
                                        Notary Public District of Columbia
                                          My Commission Expires: 6/14/04



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